Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT

This Amendment to the Amended and Restated License Agreement (the “Amendment”) is entered into and effective as of May 25, 2021 by and between BC CANCER, part of the Provincial Health Services Authority amalgamated under the Society Act (British Columbia), having an office at Suite 600, West 10th Avenue, Vancouver, British Columbia, Canada, V5Z 4E6 (“BC CANCER”) and The University of British Columbia, a corporation continued under the University Act (British Columbia), having its registered office at 103 – 6190 Agronomy Road, Vancouver, British Columbia, V6T 1Z3 (“UBC”) and ESSA Pharma Inc. a corporation incorporated under the laws of the Province of British Columbia located at 999 West Broadway, Suite 720, Vancouver, British Columbia V5Z 1K5 (“ESSA”) (each, a “Party” and collectively, the “Parties”).

WITNESSETH:

WHEREAS, BC CANCER, UBC and ESSA entered into an Amended and Restated License Agreement effective May 27, 2014 (the “Agreement”);

WHEREAS, the Parties wish to amend the Agreement.

Now therefore, in consideration of the foregoing, of the mutual covenants and undertakings set forth below, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.	Certain Defined Terms. Words and phrases which are introduced by initial capitals and which are not otherwise defined in this Amendment shall have the same meaning as in the Agreement.

2.	Replace Schedule “A” Description of “Technology” in the Agreement with Schedule “A” Description of “Technology” attached to this Amendment.

3.

Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original of the Party or Parties who executed such counterpart, but all of which together shall constitute one and the same instruments.

4.

Otherwise Unchanged. Except as amended by this Amendment, the Agreement shall remain unchanged, and the Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects by the Parties and shall remain in full force and effect.

5.	Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Province of British Columbia, Canada, excluding its conflict of laws.

(signature page follows)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date written above by their duly authorized officers.

BC CANCER

By:	/s/ Sarah Jane Lee
Name:	Sarah Jane Lee
Title:	Director, Technology Development Office

THE UNIVERSITY OF BRITISH COLUMBIA

By:	/s/ Brett Sharp
Name:	Brett Sharp
Title:	Associate Director UBC UILO

ESSA PHARMA INC.

By:	/s/ David Parkinson
Name:	David Parkinson
Title:	Chief Executive Officer